                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSRS

Investment Company Act file number 811-04760

                              SCUDDER ADVISOR FUNDS
                          ----------------------------
               (Exact Name of Registrant as Specified in Charter)

                   One South Street, Baltimore, Maryland 21202
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-3488
                                                            --------------

                                  Charles Rizzo
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        9/30

Date of reporting period:       03/31/2005

ITEM 1.  REPORT TO STOCKHOLDERS

Scudder PreservationPlus Income Fund

Semiannual Report to Shareholders

March 31, 2005

Contents

click here Performance Summary

click here Information About Your
Fund's Expenses

click here Portfolio Management Review

click here Portfolio Summary

Scudder PreservationPlus
Income Fund

click here Financial Statements

click here Financial Highlights

click here Notes to Financial Statements

PreservationPlus Income Portfolio

click here Investment Portfolio

click here Financial Statements

click here Financial Highlights

click here Notes to Financial Statements

click here Account Management Resources

click here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. Management applies stringent credit analysis to structure a portfolio consisting primarily of short- to intermediate-term fixed-income securities. The fund invests at least 65% of its assets in securities in the top four rating categories and no longer uses Wrapper Agreements as of November 17, 2004. The fund may invest in lower-quality and nonrated securities, which present greater risk of loss of principal and interest than higher-quality securities. The fund uses a Global Asset Allocation strategy to attempt to enhance long-term returns and manage risk by responding effectively to changes in global markets using instruments including but not limited to futures, options and currency forwards. Derivatives may be more volatile and less liquid than traditional securities, and the fund could suffer losses on its derivatives positions. Please read the fund's prospectus for specific details regarding its risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary March 31, 2005

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 2.75%. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a contingent deferred sales charge (CDSC) of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Investment Class shares are not subject to sales charges.

To discourage short-term trading, effective February 1, 2005, shareholders redeeming shares held less than 15 days will have a lower total return due to the effect of the 2% short-term redemption fee.

The investment advisor and administrator have agreed to waive their fees and/or reimburse expenses. This waiver may be terminated or adjusted at any time without notice. Returns during all periods shown reflect this and other non-voluntary fee and/or expense waivers. Without these waivers/reimbursement, returns would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns may differ by share class.

Returns shown for Class A shares prior to its inception on November 29, 2002 and for Class C shares prior to its inception on February 3, 2003 are derived from the historical performance of the Investment Class shares of the Scudder PreservationPlus Income Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Prior to November 17, 2004, performance of the Fund shown in this section was obtained while the Fund had a different investment objective and investment strategies, and different fees and expenses. Returns shown include the effect of the conversion of the Fund from a stable value fund to a short-term bond fund and in the absence of such conversion, the returns would have been lower.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 3/31/05
Scudder PreservationPlus Income Fund	6-Month*	1-Year	3-Year	5-Year	Life of Fund*
Investment Class	3.49%	5.57%	4.77%	5.38%	5.53%
Class A	3.46%	5.41%	4.55%	5.14%	5.27%
Class C	3.13%	4.69%	3.79%	4.36%	4.49%
Lehman 1-3 Year US Government/Credit Index+	-.18%	-.17%	3.32%	5.09%	4.78%

Sources: Lipper Inc. and Deutsche Asset Management Inc.

* Total returns shown for periods less than one year are not annualized.

* The Fund commenced operations on December 23, 1998. Index returns begin December 31, 1998.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder PreservationPlus Income Fund — Investment Class - - - Scudder PreservationPlus Income Fund — Class A [] Lehman 1-3 Year US Government/Credit Index+

Yearly periods ended March 31

Class A shares' growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.

Comparative Results (Adjusted for Maximum Sales Charge) as of 3/31/05
Scudder PreservationPlus Income Fund		1-Year	3-Year	5-Year	Life of Fund*
Investment Class	Growth of $10,000	$10,557	$11,501	$12,994	$14,010
	Average annual total return	5.57%	4.77%	5.38%	5.53%
Class A	Growth of $10,000	$10,251	$11,113	$12,493	$13,424
	Average annual total return	2.51%	3.58%	4.55%	4.81%
Class C	Growth of $10,000	$10,469	$11,180	$12,381	$13,172
	Average annual total return	4.69%	3.79%	4.36%	4.49%
Lehman 1-3 Year US Government/ Credit Index+	Growth of $10,000	$9,983	$11,031	$12,815	$13,386
	Average annual total return	-.17%	3.32%	5.09%	4.78%

The growth of $10,000 is cumulative.

* The Fund commenced operations on December 23, 1998. Index returns begin December 31, 1998.

+ Lehman 1-3 Year US Government/Credit Index is an unmanaged index consisting of all US government agency and Treasury securities, as well as all investment grade corporate debt securities with maturities of one to three years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Net Asset Value and Distribution Information
	Class A	Class C	Investment Class
Net Asset Value: 3/31/05	$ 9.94	$ 9.94	$ 9.94
9/30/04	$ 10.00	$ 10.00	$ 10.00
Distribution Information: Six Months: Income Dividends as of 3/31/05	$ .1549	$ .1232	$ .1587
Capital Gains Distributions as of 3/31/05	$ .25	$ .25	$ .25
March Income Dividend	$ .0252	$ .0200	$ .0253
SEC 30-day Yield as of 3/31/05*	3.61%	3.09%	3.71%

* The SEC yield is net investment income per share earned over the month ended March 31, 2005, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 3.31%, 2.64% and 3.34% for Class A, C and Investment Class, respectively, had certain expenses not been reduced. Yields are historical and will fluctuate.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, all classes of the Fund limited these expenses; had they not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended March 31, 2005.

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended March 31, 2005
Actual Fund Return	Class A	Class C	Investment Class
Beginning Account Value 10/1/04	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 3/31/05	$ 1,034.60	$ 1,031.30	$ 1,034.90
Expenses Paid per $1,000*	$ 5.12	$ 8.36	$ 4.67
Hypothetical 5% Fund Return	Class A	Class C	Investment Class
Beginning Account Value 10/1/04	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 3/31/05	$ 1,019.90	$ 1,016.70	$ 1,020.34
Expenses Paid per $1,000*	$ 5.09	$ 8.30	$ 4.63

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class C	Investment Class
Scudder PreservationPlus Income Fund	1.01%	1.65%	.92%

For more information, please refer to the Fund's prospectus.

Effective November 17, 2004, in conjunction with the Fund's new investment objectives and policies, the expenses of the Fund changed. The example in the table below reflects this updated expense structure.

Expenses and Value of a $1,000 Investment for the six months ended March 31, 2005
Actual Fund Return	Class A	Class C	Investment Class
Beginning Account Value 10/1/04	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 3/31/05	$ 1,034.90	$ 1,031.30	$ 1,034.90
Expenses Paid per $1,000*	$ 4.36	$ 7.50	$ 4.36
Hypothetical 5% Fund Return	Class A	Class C	Investment Class
Beginning Account Value 10/1/04	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 3/31/05	$ 1,020.64	$ 1,017.55	$ 1,020.64
Expenses Paid per $1,000*	$ 4.33	$ 7.44	$ 4.33

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class C	Investment Class
Scudder PreservationPlus Income Fund	.86%	1.48%	.86%
Portfolio Management Review

In the following interview, New York-based Portfolio Managers John Axtell, Andrew Cestone, Eric Kirsch, Sean McCaffrey and Robert Wang discuss the fund's strategy and the market environment during the six-month period ended March 31, 2005.

Q:  How did the PreservationPlus Income Fund perform during the semiannual period?

A:  PreservationPlus Income Fund produced a total return of 3.46% for the six months ended March 31, 2005. (Returns are for Class A shares, unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 3 through 5 for the performance of other share classes and more complete performance information.) It should be noted that approximately 2.7% of this return was the result of a one-time adjustment to the fund's net asset value related to its conversion from a stable value investment to a short-term bond fund on November 17, 2004. In the absence of such a conversion, returns would have been lower. The fund's benchmark, the Lehman 1-3 Year US Government/Credit Index, produced a total return of -0.18% for the same semiannual period. The average return for the Lipper Short Investment Grade Debt Funds category for the six months was 0.16%.1

1 The Lipper Short Investment Grade Debt Funds category includes funds that invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of less than three years. It is not possible to invest directly in a category or index.

For the period December 31, 2004 through March 31, 2005 — the fund's first full quarter managed under its new objective — the fund provided a cumulative total return of 0.46%. (Class A shares, unadjusted for sales charges.) This compared favorably to the cumulative returns of -0.28% and -0.25% for the fund's unmanaged benchmark and peer group, respectively. (Past performance is no guarantee of future results.)

Q:  Could you discuss the change in the fund's objective and investment approach?

A:  Certainly. Prior to November 17, 2004, the PreservationPlus Income Fund had an objective of seeking to deliver high income while also seeking to maintain a stable net asset value. The fund employed a type of investment contract called Wrapper Agreements, which are issued by insurance companies and banks, to help achieve its objective. While this strategy was successful, as discussed in the fund's prospectus sticker, the decision was made that Wrapper Agreements would no longer be used as of November 17, 2004. At the same time, the fund's objective was changed. The fund has converted to a short-term bond fund and its new objective will be to provide high income while also seeking to maintain a high degree of stability of shareholders' capital. It is important to note that the fund's management team and overall approach to selecting securities from among the various fixed-income categories remain in place.

Q:  Please describe the market environment for the fund over the six-month period.

A:  The semiannual period was characterized by solid economic growth accompanied by some mixed signals with respect to the strength of the labor markets. This environment was conducive to the Federal Reserve Board (the "Fed") maintaining its policy of increasing short-term rates in a measured fashion; the benchmark fed funds rate was increased in stages from 1.75% to 2.75% as of period end. At the same time, long-term interest rates were reasonably stable, as the financial markets displayed confidence that the Fed was ahead of the curve with respect to curtailing potential inflationary pressures. While the price of oil remained in the $50-$55 range, the market for the most part chose to view this as a check on economic growth rather than a potential source of inflation. Still, it was a less than ideal environment for investment vehicles that focused on short-term fixed-income securities, as the Fed's rate increases generally caused yields to rise and prices to fall in that segment of the market.

Q:  What were the fund's principal strategies over the period?

A:  We continue to focus strongly on adding value through individual security selection within each fixed-income sector utilized by the fund. We take a bottoms-up approach to identifying the most attractive securities for the fund, relying on the research and analysis generated by investment teams organized to focus on a particular market sector.

The fund remains well-diversified across fixed-income sectors. Our bond allocation continued to favor so-called investment grade "spread" sectors that offer potentially higher yields than US government securities. In particular, the fund's allocations to asset-backed securities, commercial mortgage-backed securities, and investment-grade corporates were increased over the six-month period. Exposure to the mortgage and high-yield sectors was trimmed. Of course, investing in spread sectors entails higher risk as well as the potential for higher returns.

As of March 31, 2005, the portfolio was allocated 25.5% to investment-grade corporate bonds, 21.2% to commercial mortgage-backed securities, 20.3% to asset-backed securities, 12.0% to collateralized mortgage obligations, 10.7% to US Treasuries/agencies and 7.4% to cash equivalents. In addition, 2.9% was allocated to the US high-yield sector.

We maintained a high average quality throughout the period, and the average credit quality of investments in the fund was AA at the end of the semiannual period.2 As part of the fund's transition, we targeted a short overall portfolio duration — a standard measure of interest rate sensitivity — in line with the fund's benchmark to help support the goal of providing a relatively stable share price. The fund's average duration at the end of the semiannual period stood at 1.84 years.

2 The credit quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The fund's credit quality does not remove market risk.

Finally, as part of our overall approach, we continue to seek to enhance total returns by employing our Global Asset Allocation ("GAA") overlay strategy. The GAA strategy seeks to identify the relative value to be found among global bond, cash and currency markets, and then to benefit from disparities through the use of fixed-income futures and currency forward contracts. This strategy contributed positively to the performance over the period ended March 31, 2005.

Q:  How did the fixed-income environment impact the fund's performance?

A:  Overall, the US fixed-income markets provided mixed performance over the period. For the six-month period ended March 31, 2005, the broad fixed-income market as gauged by the Lehman Aggregate Bond Index produced a total return of 0.47%.3 The US Treasury yield curve continued its flattening trend, with short-term rates following the federal funds rate higher while the longer end remained relatively stable. As a result, shorter-duration investments generally underperformed. The two-year Treasury note yield rose 117 basis points to 3.78%, while the 10-year Treasury yield rose 36 basis points to 4.48%.

3 The Lehman Brothers Aggregate Bond Index is an unmanaged, market-value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities. Index returns assume reinvestment of all distributions and do not reflect any fees or expenses. It is not possible to invest directly into an index.

Looking at individual sectors in which the fund is currently invested, commercial mortgage-backed securities (1-3.5 year average life) returned -0.08% over the period. The asset-backed sector performed well on a relative basis, returning a positive 0.04%. US credits (1-3 year maturity) formerly known as the corporate sector, had a total return of -0.15%. Within this short investment-grade credit sector, lower-rated credits slightly outperformed higher-rated credits. High-yield bonds continued to outperform investment-grade corporate issues over the period.

Q:  What is your outlook for the fixed-income environment and the fund?

A:  We expect the economy's positive momentum to carry forward, as interest rates and the credit environment remain supportive, and the labor market continues to gain strength. As a result, we anticipate that the Fed will continue on the path of implementing further moderate increases in short term rates over the second half of the fund's fiscal year. High energy prices and the broader geopolitical environment remain the principal risks to this outlook.

We will maintain our long-term approach to managing the fund, continually monitoring economic conditions as we seek to provide a high level of current income and relative stability of principal. Our principal strategy will continue to focus on individual security selection within high-quality sectors that provide a yield spread versus Treasury issues. At the same time, we will seek to identify those sectors that offer the best relative value at a given point and shift our exposure accordingly. Finally, in seeking to add to returns, we expect to continue to include a small allocation to high-yield securities and to implement the GAA strategy.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary March 31, 2005

Asset Allocation	3/31/05	9/30/04

Corporate Bonds	26%	11%
Commercial and Non-Agency Mortgage Backed Securities	21%	10%
Asset Backed	20%	6%
US Government Backed	14%	18%
Collateralized Mortgage Obligations	12%	—
Foreign Bonds — US$ Denominated	2%	2%
US Government Agency Sponsored Pass-Throughs	—	20%
Scudder High Income Plus Fund	—	6%
Government National Mortgage Association	—	3%
Cash Equivalents and Other Assets and Liabilities, Net	5%	24%(a)
	100%	100%

a Wrapper Agreements included.

Asset allocation is subject to change.

For more complete details about the Fund's investment portfolio, see page 29. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to scudder.com on the 15th of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Financial Statements

Statement of Assets and Liabilities as of March 31, 2005 (Unaudited)
Assets
Investment in the PreservationPlus Income Portfolio, at value	$ 885,411,923
Receivable for Fund shares sold	957,298
Due from Affiliate	2,062,114
Other assets	49,775
Total assets	888,481,110
Liabilities
Dividends payable	231,761
Payable for Fund shares redeemed	2,844,694
Other accrued expenses and payables	1,760,858
Total liabilities	4,837,313
Net assets, at value	$ 883,643,797
Net Assets
Net assets consist of: Undistributed net investment income	21,155,551
Net unrealized appreciation (depreciation) on: Investments	(10,735,540)
Foreign currency related transactions	(107,783)
Futures	264,552
Accumulated net realized gain (loss)	(10,926,247)
Paid-in capital	883,993,264
Net assets, at value	$ 883,643,797

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of March 31, 2005 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($138,688,040 ÷ 13,955,465 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.94
Maximum offering price per share (100 ÷ 97.25 of $9.94)	$ 10.22

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($156,574,793 ÷ 15,757,413 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 9.94
Investment Class Net Asset Value, offering and redemption price(a) per share ($588,380,964 ÷ 59,191,762 shares of outstanding capital stock, $.001 par value, unlimited number of shares authorized)	$ 9.94

(a) Redemption price per share for shares held less than 15 days is equal to the net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended March 31, 2005 (Unaudited)
Investment Income
Net investment income allocated from the PreservationPlus Income Portfolio: Interest	$ 19,989,631
Dividends from affiliated investment companies	1,287,927
Credit rate income	4,410,085
Mortgage dollar roll income	51,277
Expenses[a]	(3,833,966)
Net investment income from the PreservationPlus Income Portfolio	21,904,954
Expenses: Shareholder servicing fee	1,046,357
Distribution service fees	930,935
Auditing	10,970
Legal	20,965
Trustees' fees and expenses	6,377
Reports to shareholders	95,434
Registration fees	31,024
Administrator service fee	2,201,954
Other	7,253
Total expenses, before expense reductions	4,351,269
Expense reductions	(1,650,868)
Total expenses, after expense reductions	2,700,401
Net investment income	19,204,553
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) allocated from the PreservationPlus Income Portfolio from: Investments	11,771,794
Affiliated investment companies	14,364,573
Futures	650,668
Foreign currency related transactions	10,422,700
37,209,735
Net unrealized appreciation (depreciation) during the period allocated from the PreservationPlus Income Portfolio on: Investments, futures and foreign currency related transactions	(42,978,533)
Wrapper Agreements	38,806,098
(4,172,435)
Net gain (loss) on investment	33,037,300
Net increase (decrease) in net assets resulting from operations	$ 52,241,853

a For the six months ended March 31, 2005, the Advisor of the PreservationPlus Income Portfolio waived fees, of which $1,530,637 was allocated to the Fund on a pro-rated basis.

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended March 31, 2005 (Unaudited)	Year Ended September 30, 2004
Operations: Net investment income	$ 19,204,553	$ 82,575,296
Net realized gain (loss) on investment transactions	37,209,735	22,494,329
Net unrealized appreciation (depreciation) during the period on investments, futures and foreign currency related transactions	(42,978,533)	(19,507,689)
Net unrealized appreciation (depreciation) during the period on Wrapper Agreements	38,806,098	(4,542,316)
Net increase (decrease) in net assets resulting from operations	52,241,853	81,019,620
Distributions to shareholders: Net investment income: Class A	(2,940,643)	(10,758,587)
Class C	(2,427,416)	(7,788,565)
Investment Class	(14,939,393)	(62,281,691)
Net realized gains: Class A	(3,909,163)	(4,770,367)
Class C	(4,349,176)	(4,228,096)
Investment Class	(17,923,812)	(24,975,398)
Fund share transactions: Proceeds from shares sold	91,808,820	782,941,190
Reinvestment of distributions	42,100,026	107,030,822
Cost of shares redeemed	(1,384,679,339)	(712,737,946)
Redemption fees	2,367	—
Net increase (decrease) in net assets from Fund share transactions	(1,250,768,126)	177,234,066
Increase (decrease) in net assets	(1,245,015,876)	143,450,982
Net assets at beginning of period	2,128,659,673	1,985,208,691
Net assets at end of period (includes undistributed net investment income of $21,155,551 and $22,258,450, respectively)	$ 883,643,797	$ 2,128,659,673

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended September 30,	2005[a,b]	2004	2003[c]
Selected Per Share Data
Net asset value, beginning of period	$ 10.00	$ 10.00	$ 10.00
Income from investment operations: Net investment income	.16	.38	.32
Net realized and unrealized gain (loss) on investment transactions	.18	(.00)***	(.01)
Total from investment operations	.34	.38	.31
Less distributions from: Net investment income	(.15)	(.38)	(.31)
Net realized gain on investment transactions	(.25)	(.16)	(.04)
Reverse stock split[d]	—	.16	.04
Total distributions	(.40)	(.38)	(.31)
Redemption fees	.00***	—	—
Net asset value, end of period	$ 9.94	$ 10.00	$ 10.00
Total Return (%)[e,f]	3.46**	3.87	3.12**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	139	288	250
Ratio of expenses before expense reductions, including expenses allocated from PreservationPlus Income Portfolio (%)	1.23*	1.50	1.51*
Ratio of expenses after expense reductions, including expenses allocated from PreservationPlus Income Portfolio (%)	1.01*	1.25	1.25*
Ratio of net investment income (%)	3.09*	3.86	3.79*

[a] For the six months ended March 31, 2005 (Unaudited).

[b] Effective November 17, 2004, the Fund converted from a stable value fund to a short-term bond fund. The return for the Fund includes the effect of the conversion and in the absence of the conversion, the return would have been lower.

[c] For the period November 29, 2002 (commencement of operations of Class A shares) to September 30, 2003.

[d] See Note D in Notes to Financial Statements.

[e] Total return does not reflect the effect of any sales charges.

[f] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005 per share.

Class C
Years Ended September 30,	2005[a,b]	2004	2003[c]
Selected Per Share Data
Net asset value, beginning of period	$ 10.00	$ 10.00	$ 10.00
Income from investment operations: Net investment income	.12	.31	.20
Net realized and unrealized gain (loss) on investment transactions	.19	(.00)***	(.01)
Total from investment operations	.31	.31	.19
Distributions to shareholders: Net investment income	(.12)	(.31)	(.19)
Net realized gain on investment transactions	(.25)	(.16)	—
Reverse stock split[d]	—	.16	—
Total distributions	(.37)	(.31)	(.19)
Redemption fees	.00***	—	—
Net asset value, end of period	$ 9.94	$ 10.00	$ 10.00
Total Return (%)[e,f]	3.13**	3.10	1.92**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	157	257	222
Ratio of expenses before expense reductions, including expenses allocated from PreservationPlus Income Portfolio (%)	1.97*	2.25	2.26*
Ratio of expenses after expense reductions, including expenses allocated from PreservationPlus Income Portfolio (%)	1.65*	2.00	2.00*
Ratio of net investment income (%)	2.45*	3.11	3.06*

[a] For the six months ended March 31, 2005 (Unaudited).

[b] Effective November 17, 2004, the Fund converted from a stable value fund to a short-term bond fund. The return for the Fund includes the effect of the conversion and in the absence of the conversion, the return would have been lower.

[c] For the period February 3, 2003 (commencement of operations of Class C shares) to September 30, 2003.

[d] See Note D in Notes to Financial Statements.

[e] Total return does not reflect the effect of sales charges.

[f] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005 per share.

Investment Class
Years Ended September 30,	2005[a,b]	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 10.00	$ 10.00	$ 10.00	$ 10.00	$ 10.00	$ 10.00
Income from investment operations: Net investment income	.16	.40	.42	.52	.62	.65
Net realized and unrealized gain (loss) on investment transactions	.19	(.00)***	(.01)	—	—	—
Total from investment operations	.35	.40	.41	.52	.62	.65
Distributions to shareholders: Net investment income	(.16)	(.40)	(.41)	(.52)	(.62)	(.65)
Net realized gain on investment transactions	(.25)	(.16)	(.04)	—	—	—
Reverse stock split[c]	—	.16	.04	—	—	—
Total distributions	(.41)	(.40)	(.41)	(.52)	(.62)	(.65)
Redemption fees	.00***	—	—	—	—	—
Net asset value, end of period	$ 9.94	$ 10.00	$ 10.00	$ 10.00	$ 10.00	$ 10.00
Total Return (%)[d]	3.49**	4.12	4.13	5.33	6.38	6.65
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	588	1,584	1,513	573	10.219
Ratio of expenses before expense reductions, including expenses allocated from PreservationPlus Income Portfolio (%)	1.25*	1.50	1.50	1.57	3.00	34.37
Ratio of expenses after expense reductions, including expenses allocated from PreservationPlus Income Portfolio (%)	.92*	1.00	1.00	1.00	1.00	1.00
Ratio of net investment income (%)	3.18*	4.11	4.13	4.86	5.84	6.52

[a] For the six months ended March 31, 2005 (Unaudited).

[b] Effective November 17, 2004, the Fund converted from a stable value fund to a short-term bond fund. The return for the Fund includes the effect of the conversion and in the absence of the conversion, the return would have been lower.

[c] See Note D in Notes to Financial Statements.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005 per share.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

PreservationPlus Income Fund ("Scudder PreservationPlus Income Fund" or the "Fund") is a diversified series of the Scudder Advisor Funds (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

Effective November 17, 2004, the Board of Trustees of Scudder PreservationPlus Income Fund elected to change the Fund from a stable value fund to a short-term bond fund. The most significant change was the elimination of the Fund's insurance Wrapper Agreements, which resulted in the fluctuation of the Fund's price or net asset value ("NAV") after November 16, 2004. At November 16, 2004, the Portfolio's Wrapper Agreements had a fair value of ($58,561,356), which the Portfolio reflected as a payable to the wrapper providers, of which approximately ($42,627,674) was allocated to the Fund based on its ownership interest in the Portfolio. No changes were made to the wrapper providers in connection with the termination of the agreements.

The Fund seeks to achieve its investment objective by investing substantially all of its assets in the PreservationPlus Income Portfolio (the "Portfolio"), a diversified, open-end management investment company having the same investment objective as the Fund and advised by Deutsche Asset Management, Inc. ("DeAM, Inc."). At March 31, 2005, the Fund owned approximately 75% of the Portfolio. The financial statements of the Portfolio, including the investment portfolio, are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Investment Class shares are not subject to initial or contingent deferred sales charges.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting, subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. The Fund determines the valuation of its investment in the Portfolio by multiplying its proportionate ownership of the Portfolio by the total value of the Portfolio's net assets.

The Portfolio's policies for determining the value of its net assets are discussed in the Portfolio's financial statements, which accompany this report.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At September 30, 2004, the Fund had a net tax basis capital loss carryforward of approximately $2,858,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until September 30, 2012, the expiration date, whichever occurs first.

In addition, from November 1, 2003 through September 30, 2004, the Fund incurred approximately $22,865,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended September 30, 2005.

Distribution of Income and Gains. Net investment income is declared as a daily dividend and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily related to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The net unrealized appreciation/depreciation of the Fund's investment in the Portfolio consists of an allocated portion of the Portfolio's appreciation/depreciation. Please refer to the Portfolio's financial statements for a breakdown of the appreciation/depreciation from investments.

Redemption Fees. Effective February 1, 2005, the Fund imposes a redemption fee of 2% of the total redemption amount on Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Other. The Fund receives a daily allocation of the Portfolio's net investment income and net realized and unrealized gains and losses in proportion to its investment in the Portfolio. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

B. Related Parties

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor") is the Advisor for the Portfolio and Investment Company Capital Corp. ("ICCC" or the "Administrator") is the Administrator for the Fund, both wholly owned subsidiaries of Deutsche Bank AG.

For the period October 1, 2004 to November 16, 2004, the Advisor and Administrator contractually agreed to waive their fees and reimburse expenses of the Fund to the extent necessary to maintain the annualized expenses of the classes of the Fund as follows: Class A shares at 1.50%, Class C shares at 2.25% and Investment Class at 1.50%, including expenses allocated from the Portfolio. Furthermore, for the period October 1, 2004 to November 16, 2004, the Advisor and Administrator voluntarily agreed to waive their fees and reimburse expenses of the Fund to the extent necessary to maintain the annualized expenses of each class as follows: Class A shares at 1.25%, Class C shares at 2.00% and Investment Class at 1.00%, including expenses allocated from the Portfolio. In addition, effective November 17, 2004 through February 1, 2006, the Advisor and Administrator have contractually agreed to waive their fees and reimburse expenses of the Fund to the extent necessary to maintain the annualized expenses of each class as follows: Class A shares at 0.86%, Class C shares at 1.48% and Investment Class shares at 0.86%, including expenses allocated from the Portfolio.

Administrator Service Fee. For its services as Administrator, ICCC receives a fee (the "Administrator Service Fee") of 0.35% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended March 31, 2005, the Administrator Service Fee was as follows:

Administrator Service Fee	Total Aggregated	Waived	Unpaid at March 31, 2005
Class A	$ 317,054	$ 203,692	$ 21,625
Class C	328,751	298,311	—
Investment Class	1,556,149	1,148,865	275,108
	$ 2,201,954	$ 1,650,868	$ 296,733

Distribution Agreement. Under the Distribution Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), an affiliate of the Advisor and Administrator, receives a fee ("Distribution Fee") of 0.25% and 0.75% of average daily net assets of Class A and C shares, respectively. Pursuant to this agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class A and C shares. For the six months ended March 31, 2005, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at March 31, 2005
Class A	$ 226,468	$ 31,999
Class C	704,467	105,813
	$ 930,935	$ 137,812

Shareholder Service Agreement. ICCC provides information and administrative services to the Fund and receives a fee ("Shareholder Servicing Fee") at an annual rate of up to 0.25% of average daily net assets for Class C and Investment Class shares. ICCC in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended March 31, 2005, the Shareholder Servicing Fee was as follows:

Shareholder Servicing Fee	Total Aggregated	Unpaid at March 31, 2005	Annualized Effective Rate
Class C	$ 234,822	$ 31,439	0.25%
Investment Class	811,535	1,102,973	0.18%
	$ 1,046,357	$ 1,134,412

Scudder Investments Service Company ("SISC"), an affiliate of the Advisor and Administrator, is the Fund's transfer agent. Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend-paying agent functions to DST. SISC compensates DST out of the shareholder servicing fee it receives from the Fund.

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended March 31, 2005 aggregated $11,211.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. For the six months ended March 31, 2005, the CDSC for Class C shares aggregated $95,842. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended March 31, 2005, SDI received $42,861.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregate annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each Fund in the Fund Complex for which he or she serves. In addition, the Chairman of the Fund Complex's Audit Committee receives an annual fee for his services.

C. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended March 31, 2005		Year Ended September 30, 2004
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	1,892,770	$ 19,052,717	12,707,956	$ 127,066,234
Class C	679,906	6,831,685	7,448,102	74,495,118
Investment Class	6,580,261	65,924,418	58,151,968	581,379,838
		$ 91,808,820		$ 782,941,190
Shares issued to shareholders in reinvestment of distributions
Class A	573,220	$ 5,758,981	1,351,922	$ 13,519,223
Class C	606,683	6,095,022	1,082,220	10,822,200
Investment Class	3,009,458	30,246,023	8,268,940	82,689,399
		$ 42,100,026		$ 107,030,822
Reverse stock split
Class A	—	$ —	(477,037)	$ —
Class C	—	—	(422,809)	—
Investment Class	—	—	(2,498,816)	—
		$ —		$ —
Shares redeemed
Class A	(17,285,353)	$ (174,123,309)	(9,806,126)	$ (98,075,272)
Class C	(11,195,688)	(112,676,954)	(4,667,645)	(46,712,936)
Investment Class	(108,795,955)	(1,097,879,076)	(56,812,755)	(567,949,738)
		$ (1,384,679,339)		$ (712,737,946)
Redemption fees		$ 2,367		$ —
Net increase (decrease)
Class A	(14,819,363)	$ (149,310,875)	3,776,715	$ 42,510,185
Class C	(9,909,099)	(99,750,247)	3,439,868	38,604,382
Investment Class	(99,206,236)	(1,001,707,004)	7,109,337	96,119,499
		$ (1,250,768,126)		$ 177,234,066

D. Additional Distributions

In order to comply with requirements of the Internal Revenue Code applicable to regulated investment companies, the Fund is required to distribute accumulated net realized gains, if any, on an annual basis. When such distributions are made, the immediate impact is a corresponding reduction in the net asset value per share of each Class. Prior to November 17, 2004, the objective of the Fund was to maintain a stable net asset value of $10 per share. The Fund declared a reverse stock split immediately subsequent to any such distributions at a rate that caused the total number of shares held by each shareholder, including shares acquired on reinvestment of that distribution, to remain the same as before the distribution was paid and in effect reinstate a net asset value of $10 per share.

Since the Fund's net asset value fluctuates after November 16, 2004, the Fund no longer follows a policy of declaring a reverse stock split when it makes capital gains distributions or additional income distributions.

E. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

F. Name Change

Effective June 1, 2005, Scudder PreservationPlus Income Fund will change its name to Scudder Limited-Duration Plus Fund. This name change was made in accordance with the regulatory requirements that require a fund's name to reflect its investment strategy.

G. Payments Made by Affiliates

The Administrator has agreed to reimburse the Fund $2,062,114 for the diluting effect of an accounting adjustment related to certain investments held by the Fund.

(The following financial statements of the PreservationPlus Income Portfolio should be read in conjunction with the Fund's financial statements.)

Investment Portfolio as of March 31, 2005 (Unaudited)

	Principal Amount ($)	Value ($)

Corporate Bonds 26.1%
Consumer Discretionary 2.3%
155 East Tropicana LLC/Finance, 144A, 8.75%, 4/1/2012	40,000	39,500
Adesa, Inc., 7.625%, 6/15/2012	74,000	74,000
AMC Entertainment, Inc., 8.0%, 3/1/2014	180,000	171,900
Ames True Temper, Inc., 144A, 6.64%**, 1/15/2012	65,000	61,100
AutoNation, Inc., 9.0%, 8/1/2008	75,000	82,500
Aztar Corp., 7.875%, 6/15/2014	85,000	90,313
Cablevision Systems New York Group, 144A, 6.669%**, 4/1/2009	276,000	292,560
Caesars Entertainment, Inc.:
8.875%, 9/15/2008	80,000	87,700
9.375%, 2/15/2007	87,000	92,546
Clear Channel Communications, Inc., 6.0%, 11/1/2006	5,000,000	5,095,450
Cooper Standard Automotive, Inc., 144A, 8.375%, 12/15/2014	135,000	109,687
Cox Communications, Inc., 7.75%, 8/15/2006	3,500,000	3,653,086
CSC Holdings, Inc., 7.875%, 12/15/2007	155,000	161,200
Daimlerchrysler NA Holding Corp., 4.125%, 3/7/2007	2,500,000	2,464,850
Dex Media East LLC/Financial, 12.125%, 11/15/2012	360,000	426,600
DIMON, Inc.:
7.75%, 6/1/2013	24,000	26,880
Series B, 9.625%, 10/15/2011	380,000	428,925
Dura Operating Corp., Series B, 8.625%, 4/15/2012	82,000	75,645
EchoStar DBS Corp., 144A, 6.625%, 10/1/2014	103,000	99,524
Friendly Ice Cream Corp., 8.375%, 6/15/2012	84,000	79,800
General Motors Corp., 8.25%, 7/15/2023	69,000	59,605
ITT Corp., 7.375%, 11/15/2015	110,000	118,250
Jacobs Entertainment Co., 11.875%, 2/1/2009	419,000	456,710
Kellwood Co., 7.625%, 10/15/2017	78,000	81,583
Mediacom LLC, 9.5%, 1/15/2013	135,000	134,662
MGM MIRAGE:
8.375%, 2/1/2011	186,000	200,880
9.75% , 6/1/2007	90,000	96,750
MTR Gaming Group, Inc., Series B, 9.75%, 4/1/2010	55,000	59,950
NCL Corp., 144A, 10.625%, 7/15/2014	91,000	94,071
Petro Stopping Centers, 9.0%, 2/15/2012	192,000	197,760
Premier Entertainment Biloxi LLC/Finance, 10.75%, 2/1/2012	128,000	130,560
PRIMEDIA, Inc.:
8.164%**, 5/15/2010	168,000	178,080
8.875%, 5/15/2011	262,000	273,135
Renaissance Media Group LLC, 10.0%, 4/15/2008	71,000	71,710
Resorts International Hotel & Casino, Inc., 11.5%, 3/15/2009	50,000	56,938
Restaurant Co., 11.25%, 5/15/2008	471,942	462,503
Schuler Homes, Inc., 10.5%, 7/15/2011	154,000	170,320
Sinclair Broadcast Group, Inc.:
8.0%, 3/15/2012	175,000	178,500
8.75%, 12/15/2011	175,000	183,750
Sonic Automotive, Inc., Series B, 8.625%, 8/15/2013	98,000	97,510
Time Warner, Inc., 8.11%, 8/15/2006	8,500,000	8,905,399
Toys "R" Us, Inc., 7.375%, 10/15/2018	158,000	131,930
TRW Automotive, Inc., 11.0%, 2/15/2013	183,000	204,960
United Auto Group, Inc., 9.625%, 3/15/2012	171,000	180,405
Visteon Corp.:
7.0%, 3/10/2014	214,000	181,900
8.25%, 8/1/2010	26,000	24,700
Wheeling Island Gaming, Inc., 10.125%, 12/15/2009	103,000	110,725
Williams Scotsman, Inc., 9.875%, 6/1/2007	191,000	190,045
Wynn Las Vegas LLC, 144A, 6.625%, 12/1/2014	210,000	199,500
		27,046,557
Consumer Staples 2.7%
Agrilink Foods, Inc., 11.875%, 11/1/2008	112,000	116,200
Altria Group, Inc., 7.2%, 2/1/2007	5,000,000	5,233,575
Campbell Soup Co., 5.5%, 3/15/2007	1,000,000	1,019,033
Coca-Cola Enterprises, Inc., 5.25%, 5/15/2007	1,000,000	1,020,510
Duane Reade, Inc., 144A, 7.51%**, 12/15/2010	30,000	30,300
GNC Corp., 144A, 8.625%, 1/15/2011	20,000	18,800
Kraft Foods, Inc., 4.625%, 11/1/2006	10,000,000	10,065,510
Nabisco, Inc., 7.05%, 7/15/2007	1,500,000	1,577,740
Pinnacle Foods Holding Corp., 8.25%, 12/1/2013	80,000	68,400
Rite Aid Corp., 11.25%, 7/1/2008	477,000	508,005
Safeway, Inc., 4.8%, 7/16/2007	1,000,000	1,000,394
Standard Commercial Corp., 8.0%, 4/15/2012	72,000	82,800
Swift & Co., 12.5%, 1/1/2010	107,000	120,643
Tyson Foods, Inc., 7.25%, 10/1/2006	7,500,000	7,825,530
Wal-Mart Stores, Inc.:
4.375%, 7/12/2007	1,000,000	1,006,240
5.45%, 8/1/2006	2,000,000	2,038,966
Wornick Co., 10.875%, 7/15/2011	71,000	74,195
		31,806,841
Energy 1.4%
Chesapeake Energy Corp., 9.0%, 8/15/2012	90,000	99,338
ChevronTexaco Capital Co., 3.5%, 9/17/2007	2,000,000	1,968,578
CITGO Petroleum Corp., 6.0%, 10/15/2011	145,000	143,188
Devon Energy Corp., 2.75%, 8/1/2006	3,000,000	2,934,150
Dynegy Holdings, Inc., 144A, 9.875%, 7/15/2010	140,000	149,975
Edison Mission Energy, 7.73%, 6/15/2009	106,000	110,505
El Paso Production Holding Corp., 7.75%, 6/1/2013	132,000	133,650
Lasmo USA, Inc., 7.5%, 6/30/2006	2,000,000	2,085,152
Marathon Oil Corp., 5.375%, 6/1/2007	1,000,000	1,020,450
Newpark Resources, Inc., Series B, 8.625%, 12/15/2007	155,000	153,450
Sempra Energy, 4.621%, 5/17/2007	5,500,000	5,521,802
Southern Natural Gas, 8.875%, 3/15/2010	122,000	132,285
Stone Energy Corp., 8.25%, 12/15/2011	447,000	465,997
Valero Energy Corp., 6.125%, 4/15/2007	2,000,000	2,067,208
Williams Companies, Inc.:
8.125%, 3/15/2012	156,000	170,820
8.75%, 3/15/2032	93,000	110,437
		17,266,985
Financials 14.3%
AAC Group Holding Corp., 144A, Step-up Coupon, 0% to 10/1/2008, 10.25% to 10/1/2012	20,000	14,400
ABN Amro Bank NV, 7.125%, 6/18/2007	250,000	265,096
Affinia Group, Inc., 144A, 9.0%, 11/30/2014	355,000	328,375
American General Finance Corp.:
4.5%, 11/15/2007	5,000,000	5,006,780
Series G, 5.75%, 3/15/2007	700,000	718,753
Series F, 5.875%, 7/14/2006	4,000,000	4,089,116
AmeriCredit Corp., 9.25%, 5/1/2009	225,000	241,031
Atlantic Mutual Insurance Co., 144A, 8.15%, 2/15/2028	229,000	142,063
Bank of America Corp., 7.125%, 9/15/2006	1,000,000	1,044,206
Bank One Corp.:
4.125%, 9/1/2007	5,000,000	5,005,805
6.875%, 8/1/2006	1,000,000	1,036,998
7.6%, 5/1/2007	6,500,000	6,923,501
Bank One National Association, 3.7%, 1/15/2008	5,000,000	4,925,855
BankBoston NA, 6.5%, 12/19/2007	1,000,000	1,057,051
Bear Stearns Companies, Inc., 7.8%, 8/15/2007	2,500,000	2,693,703
BF Saul Real Estate Investment Trust, 7.5%, 3/1/2014	110,000	114,125
Boeing Capital Corp.:
5.75%, 2/15/2007	500,000	513,449
6.35%, 11/15/2007	1,425,000	1,489,501
Caterpillar Financial Services Corp.:
2.59%, 7/15/2006	1,000,000	982,868
Series F, 3.625%, 11/15/2007	3,000,000	2,950,392
Series F, 3.8%, 2/8/2008	2,000,000	1,966,876
4.875%, 6/15/2007	1,000,000	1,012,125
CIT Group, Inc.:
2.875%, 9/29/2006	2,000,000	1,963,948
5.5%, 11/30/2007	4,000,000	4,096,036
Citigroup, Inc., 3.5%, 2/1/2008	7,500,000	7,323,262
E*TRADE Financial Corp., 8.0%, 6/15/2011	143,000	147,290
EOP Operating LP, 7.75%, 11/15/2007	1,350,000	1,452,724
Ford Motor Credit Co.:
6.5%, 1/25/2007	10,000,000	10,101,430
6.875%, 2/1/2006	10,000,000	10,135,980
General Electric Capital Corp.:
Series A, 4.125%, 3/4/2008	1,500,000	1,488,805
Series A, 4.25%, 1/15/2008	4,000,000	3,985,076
Series A, 5.0%, 2/15/2007	2,825,000	2,867,980
Series A, 6.5%, 12/10/2007	5,000,000	5,265,690
General Motors Acceptance Corp.:
4.5%, 7/15/2006	7,500,000	7,316,108
5.625%, 5/15/2009	65,000	59,298
6.75%, 1/15/2006	8,500,000	8,559,185
6.75%, 12/1/2014	100,000	86,380
H&E Equipment Services/Finance, 11.125%, 6/15/2012	105,000	118,125
Hartford Financial Services Group, 4.7%, 9/1/2007	1,000,000	1,004,780
HSBC Finance Corp., 4.625%, 1/15/2008	9,000,000	9,023,508
John Deere Capital Corp.:
3.875%, 3/7/2007	1,000,000	994,265
4.5%, 8/22/2007	5,000,000	5,017,450
KeyCorp, 7.5%, 6/15/2006	5,000,000	5,196,615
Lehman Brothers Holdings, Inc., 8.25%, 6/15/2007	3,275,000	3,547,087
Marshall & Ilsley Bank, 2.625%, 2/9/2007	2,000,000	1,949,270
Merrill Lynch & Co., Inc., Series B, 4.0%, 11/15/2007	5,000,000	4,969,215
Morgan Stanley, 5.8%, 4/1/2007	8,000,000	8,224,672
National City Bank of Indiana, 4.875%, 7/20/2007	1,500,000	1,522,409
PNC Funding Corp., 6.875%, 7/15/2007	1,000,000	1,054,941
Poster Financial Group, Inc., 8.75%, 12/1/2011	130,000	135,200
PXRE Capital Trust I, 8.85%, 2/1/2027	121,000	125,840
R.H. Donnelly Finance Corp., 10.875%, 12/15/2012	88,000	101,420
RC Royalty Subordinated LLC, 7.0%, 1/1/2018	85,000	77,350
Southern Co. Capital Funding, 5.3%, 2/1/2007	1,000,000	1,028,474
Textron Financial Corp.:
Series E, 4.125%, 3/3/2008	2,000,000	1,985,516
5.875%, 6/1/2007	2,830,000	2,923,353
TIG Capital Holdings Trust, 144A, 8.597%, 1/15/2027	616,000	529,760
UGS Corp., 144A, 10.0%, 6/1/2012	110,000	121,550
Universal City Development, 11.75%, 4/1/2010	149,000	169,860
US Bancorp, Series N, 5.1%, 7/15/2007	1,000,000	1,019,781
Wachovia Corp., 7.5%, 7/15/2006	1,000,000	1,042,673
Washington Mutual, Inc., 5.625%, 1/15/2007	8,000,000	8,179,976
Wells Fargo & Co., 5.125%, 2/15/2007	3,000,000	3,053,289
		170,487,640
Health Care 0.2%
Abbott Laboratories, 5.625%, 7/1/2006	1,000,000	1,018,600
Cinacalcet Royalty Subordinated LLC, 8.0%, 3/30/2017	230,000	235,750
Curative Health Services, Inc., 10.75%, 5/1/2011	137,000	112,683
Hanger Orthopedic Group, Inc., 10.375%, 2/15/2009	345,000	342,412
HEALTHSOUTH Corp., 10.75%, 10/1/2008	117,000	119,925
InSight Health Services Corp., Series B, 9.875%, 11/1/2011	49,000	48,020
Interactive Health LLC, 144A, 7.25%, 4/1/2011	281,000	255,710
Tenet Healthcare Corp.:
6.375%, 12/1/2011	165,000	152,212
144A, 9.25%, 2/1/2015	200,000	199,500
		2,484,812
Industrials 1.1%
Allied Security Escrow Corp., 11.375%, 7/15/2011	86,000	88,150
Allied Waste North America, Inc.:
Series B, 5.75%, 2/15/2011	140,000	127,400
Series B, 9.25%, 9/1/2012	87,000	93,090
AMI Semiconductor, Inc., 10.75%, 2/1/2013	77,000	92,208
Avondale Mills, Inc., 144A, 10.093%**, 7/1/2012	20,000	20,000
Bear Creek Corp., 144A, 7.873%**, 3/1/2012	80,000	80,400
Browning-Ferris Industries:
7.4%, 9/15/2035	121,000	99,220
9.25%, 5/1/2021	76,000	77,140
Burlington North Santa Fe, 7.875%, 4/15/2007	1,000,000	1,065,948
Cenveo Corp., 7.875%, 12/1/2013	107,000	95,498
Collins & Aikman Floor Cover, Series B, 9.75%, 2/15/2010	710,000	756,150
Columbus McKinnon Corp., 10.0%, 8/1/2010	105,000	114,187
Cornell Companies, Inc., 10.75%, 7/1/2012	117,000	121,095
CSX Corp.:
7.45%, 5/1/2007	1,100,000	1,168,956
9.0%, 8/15/2006	2,400,000	2,547,434
Dana Corp., 7.0%, 3/1/2029	135,000	118,554
Erico International Corp., 8.875%, 3/1/2012	108,000	113,515
ISP Chemco, Inc., Series B, 10.25%, 7/1/2011	182,000	197,015
Joy Global, Inc., Series B, 8.75%, 3/15/2012	80,000	88,000
Kansas City Southern:
7.5%, 6/15/2009	108,000	110,160
9.5%, 10/1/2008	227,000	247,430
Laidlaw International, Inc., 10.75%, 6/15/2011	125,000	141,562
McDonnell Douglas Corp., 6.875%, 11/1/2006	4,000,000	4,155,532
Millennium America, Inc.:
7.625%, 11/15/2026	46,000	44,620
9.25%, 6/15/2008	158,000	169,455
Securus Technologies, Inc., 144A, 11.0%, 9/1/2011	75,000	75,375
Ship Finance International Ltd., 8.5%, 12/15/2013	143,000	141,570
Technical Olympic USA, Inc., 10.375%, 7/1/2012	150,000	164,250
The Brickman Group Ltd., Series B, 11.75%, 12/15/2009	102,000	115,260
United Rentals North America, Inc., 7.0%, 2/15/2014	230,000	210,450
Westlake Chemical Corp., 8.75%, 7/15/2011	91,000	99,531
		12,739,155
Information Technology 0.3%
Activant Solutions, Inc.:
144A, 9.09%**, 4/1/2010	65,000	66,300
10.5%, 6/15/2011	370,000	394,050
Hewlett-Packard Co., 5.75%, 12/15/2006	1,000,000	1,025,411
IBM Corp., 4.875%, 10/1/2006	1,000,000	1,013,374
Lucent Technologies, Inc.:
6.45%, 3/15/2029	223,000	192,337
7.25%, 7/15/2006	161,000	164,623
Sanmina-SCI Corp., 144A, 6.75%, 3/1/2013	170,000	159,375
		3,015,470
Materials 0.7%
ARCO Chemical Co., 9.8%, 2/1/2020	390,000	440,700
Associated Materials, Inc., Step-up Coupon, 0% to 3/1/2009, 11.25% to 3/01/2014	215,000	149,425
Caraustar Industries, Inc., 9.875%, 4/1/2011	70,000	73,500
Constar International, Inc., 144A, 6.149%**, 2/15/2012	75,000	75,000
Dayton Superior Corp., 10.75%, 9/15/2008	399,000	391,020
Dow Chemical Co., 5.0%, 11/15/2007	2,500,000	2,531,887
Georgia-Pacific Corp.:
8.0%, 1/15/2024	159,000	177,285
9.375%, 2/1/2013	120,000	134,100
Hercules, Inc., 6.75%, 10/15/2029	370,000	362,600
Huntsman Advanced Materials LLC, 144A, 11.0%, 7/15/2010	135,000	154,912
Huntsman LLC, 11.625%, 10/15/2010	209,000	244,530
IMC Global, Inc.:
7.375%, 8/1/2018	70,000	72,100
10.875%, 8/1/2013	89,000	106,355
International Flavors & Fragrance, Inc., 6.45%, 5/15/2006	2,000,000	2,047,504
Neenah Corp., 144A, 11.0%, 9/30/2010	197,000	218,670
Omnova Solutions, Inc., 11.25%, 6/1/2010	195,000	203,775
Owens-Brockway Glass Container, 8.25%, 5/15/2013	50,000	52,875
Pliant Corp.:
Step-up Coupon, 0% to 12/15/2006, 11.125% to 06/15/2009	104,000	93,600
11.125%, 9/1/2009	13,000	13,000
Sheffield Steel Corp., 144A, 11.375%, 8/15/2011	77,000	78,733
Texas Industries, Inc., 10.25%, 6/15/2011	95,000	107,588
TriMas Corp., 9.875%, 6/15/2012	255,000	260,100
UAP Holding Corp., Step-up Coupon, 0% to 1/15/2008, 10.75% to 7/15/2012	100,000	79,500
United States Steel LLC, 9.75%, 5/15/2010	130,000	143,975
		8,212,734
Telecommunication Services 1.9%
AirGate PCS, Inc., 144A, 6.41%**, 10/15/2011	194,000	197,880
AT&T Corp.:
9.05%, 11/15/2011	259,000	294,289
9.75%, 11/15/2031	173,000	211,060
AT&T Wireless Services, Inc., 7.5%, 5/1/2007	3,000,000	3,189,903
BellSouth Corp., 5.0%, 10/15/2006	2,500,000	2,533,590
Cincinnati Bell, Inc.:
7.25%, 7/15/2013	35,000	34,825
8.375%, 1/15/2014	291,000	286,635
144A, 8.375%, 1/15/2014	30,000	29,550
Crown Castle International Corp., 9.375%, 8/1/2011	55,000	59,813
Insight Midwest LP, 9.75%, 10/1/2009	76,000	79,420
MCI, Inc., 8.735%, 5/1/2014	320,000	352,000
Nextel Communications, Inc.:
5.95%, 3/15/2014	145,000	144,275
7.375%, 8/1/2015	220,000	232,375
Nextel Partners, Inc., 8.125%, 7/1/2011	109,000	115,812
Qwest Corp., 7.25%, 9/15/2025	273,000	255,255
Qwest Services Corp.:
144A, 14.0%, 12/15/2010	138,000	159,735
144A, 14.5%, 12/15/2014	75,000	90,562
Sprint Capital Corp., 6.0%, 1/15/2007	10,000,000	10,279,780
Verizon Global Funding Corp., 6.125%, 6/15/2007	2,000,000	2,074,530
Verizon Wireless Capital LLC, 5.375%, 12/15/2006	2,500,000	2,546,865
		23,168,154
Utilities 1.2%
AES Corp., 144A, 8.75%, 5/15/2013	195,000	212,550
Allegheny Energy Supply Co. LLC:
144A, 8.25%, 4/15/2012	206,000	218,360
144A, 10.25%, 11/15/2007	16,000	17,680
Ameren Corp., 4.263%, 5/15/2007	3,143,000	3,136,019
American Electric Power Co., Inc., Series A, 6.125%, 5/15/2006	1,500,000	1,533,357
Aquila, Inc., 11.875%, 7/1/2012	49,000	67,130
CMS Energy Corp.:
8.5%, 4/15/2011	170,000	183,600
9.875%, 10/15/2007	155,000	168,175
Constellation Energy Group, Inc., 6.35%, 4/1/2007	1,000,000	1,036,877
DPL, Inc., 6.875%, 9/1/2011	142,000	150,871
DTE Energy Co., 6.45%, 6/1/2006	1,000,000	1,026,840
FPL Group Capital, Inc., 7.625%, 9/15/2006	500,000	524,795
Kansas City Power & Light Co., Series B, 6.0%, 3/15/2007	1,000,000	1,028,654
Mission Energy Holding Co., 13.5%, 7/15/2008	78,000	93,600
NorthWestern Corp., 144A, 5.875%, 11/1/2014	95,000	94,508
NRG Energy, Inc., 144A, 8.0%, 12/15/2013	274,000	289,755
PP&L Capital Funding, Inc., 8.375%, 6/15/2007	1,000,000	1,079,018
PSE&G Energy Holdings LLC:
8.5%, 6/15/2011	148,000	159,100
10.0%, 10/1/2009	190,000	213,275
TNP Enterprises, Inc., Series B, 10.25%, 4/1/2010	166,000	175,130
Virginia Electric & Power Co., Series A, 5.375%, 2/1/2007	1,000,000	1,019,586
Wisconsin Electric Power Co., 3.5%, 12/1/2007	2,000,000	1,959,040
		14,387,920
Total Corporate Bonds (Cost $312,815,130)		310,616,268

Foreign Bonds — US$ Denominated 1.9%
Consumer Discretionary 0.1%
Advertising Directory Solutions, Inc., 144A, 9.25%, 11/15/2012	60,000	63,000
Jafra Cosmetics International, Inc., 10.75%, 5/15/2011	146,000	167,900
Kabel Deutschland GmbH, 144A, 10.625%, 7/1/2014	580,000	640,900
Shaw Communications, Inc., 8.25%, 4/11/2010	546,000	600,600
Vitro Envases Norteamerica SA, 144A, 10.75%, 7/23/2011	79,000	80,580
		1,552,980
Consumer Staples 0.0%
Burns Philp Capital Property Ltd., 10.75%, 2/15/2011	118,000	130,980
Energy 0.1%
Luscar Coal Ltd., 9.75%, 10/15/2011	134,000	147,400
Petroleum Geo-Services ASA, 10.0%, 11/5/2010	360,000	404,100
Secunda International Ltd., 144A, 10.66%**, 9/1/2012	80,000	80,200
		631,700
Financials 0.4%
Asian Development Bank, 4.875%, 2/5/2007	1,000,000	1,016,843
Burlington Resources Finance, 5.6%, 12/1/2006	1,000,000	1,019,945
Conproca SA de CV, 12.0%, 6/16/2010	242,000	295,240
Eircom Funding, 8.25%, 8/15/2013	110,000	119,625
Inter-American Development Bank, 6.375%, 10/22/2007	1,000,000	1,054,641
Korea Development Bank, 5.25%, 11/16/2006	1,000,000	1,015,188
		4,521,482
Health Care 0.0%
Biovail Corp., 7.875%, 4/1/2010	116,000	115,420
Industrials 0.9%
CP Ships Ltd., 10.375%, 7/15/2012	139,000	158,808
Grupo Transportacion Ferroviaria Mexicana SA de CV:
10.25%, 6/15/2007	226,000	239,560
11.75%, 6/15/2009	156,000	156,000
12.5%, 6/15/2012	135,000	153,900
LeGrand SA, 8.5%, 2/15/2025	112,000	134,960
Stena AB:
7.0%, 12/1/2016	80,000	74,000
9.625%, 12/1/2012	79,000	87,492
Tyco International Group SA, 5.8%, 8/1/2006	10,000,000	10,210,090
		11,214,810
Information Technology 0.0%
Flextronics International Ltd., 6.25%, 11/15/2014	105,000	99,750
Materials 0.1%
Cascades, Inc., 7.25%, 2/15/2013	141,000	144,525
Citigroup Global (Severstal), 8.625%, 2/24/2009	79,000	80,556
Crown Euro Holdings SA, 10.875%, 3/1/2013	128,000	148,480
ISPAT Inland ULC, 9.75%, 4/1/2014	147,000	171,990
Novelis, Inc., 144A, 7.25%, 2/15/2015	135,000	132,300
Tembec Industries, Inc.:
8.5%, 2/1/2011	359,000	340,153
8.625%, 6/30/2009	15,000	14,475
		1,032,479
Local Government Bonds 0.1%
Province of Quebec, 7.0%, 1/30/2007	1,000,000	1,050,285
Telecommunication Services 0.1%
Axtel SA, 11.0%, 12/15/2013	119,000	125,843
Intelsat Bermuda Ltd., 144A, 7.805%**, 1/15/2012	35,000	35,525
Millicom International Cellular SA, 144A, 10.0%, 12/1/2013	178,000	181,560
Nortel Networks Corp., 6.875%, 9/1/2023	119,000	110,075
Nortel Networks Ltd., 6.125%, 2/15/2006	321,000	321,802
Rogers Wireless Communications, Inc., 6.375%, 3/1/2014	55,000	53,350
		828,155
Utilities 0.1%
Ontario Electricity Financial Corp., 6.1%, 1/30/2008	750,000	785,209
Total Foreign Bonds — US$ Denominated (Cost $22,050,904)		21,963,250

Asset Backed 20.3%
Automobile Receivables 5.5%
AmeriCredit Automobile Receivables Trust:
"A4", Series 2005-AX, 3.93%, 10/6/2011	9,290,000	9,143,502
"B", Series 2002-1, 5.28%, 4/9/2007	3,080,000	3,095,623
Capital Auto Receivables Asset Trust, "CTFS", Series 2002-2, 4.18%, 10/15/2007	168,417	168,810
Capital One Prime Auto Receivable Trust, "A4", Series 2003-B, 3.18%, 9/15/2010	4,200,000	4,105,827
Ford Credit Auto Owner Trust:
"C", Series 2002-D, 4.4%, 5/15/2007	2,640,000	2,654,380
"C", Series 2002-C, 4.81%, 3/15/2007	660,000	663,658
Franklin Auto Trust:
"A4", Series 2002-1, 4.51%, 2/22/2010	4,951,878	4,983,982
"A4", Series 2001-2, 4.55%, 7/20/2009	1,590,153	1,595,130
Hertz Vehicle Financing LLC, "A3", Series 2004-1A, 144A, 2.85%, 5/25/2009	10,000,000	9,559,292
Household Automotive Trust, "A4", Series 2003-1, 2.22%, 11/17/2009	4,900,000	4,768,721
Hyundai Auto Receivables Owner Trust, "C", Series 2002-A, 144A, 3.91%, 2/16/2009	1,490,000	1,478,983
MMCA Automobile Trust, "B", Series 2001-2, 5.75%, 6/15/2007	49,990	50,210
Navistar Financial Corp. Owner Trust, "A4", Series 2002-A, 4.76%, 4/15/2009	3,077,477	3,093,049
Nissan Auto Receivables Owner Trust, "A4", Series 2005-A, 3.82%, 7/15/2010	6,734,000	6,628,772
Union Acceptance Corp.:
"A4", Series 2002-A, 4.59%, 7/8/2008	2,438,107	2,451,823
"A4", Series 2000-D, 6.89%, 4/9/2007	955,421	954,757
World Omni Auto Receivables Trust:
"A3", Series 2005-A, 3.54%, 6/12/2009	10,000,000	9,888,895
"B", Series 2002-A, 3.75%, 7/15/2009	225,673	225,421
		65,510,835
Credit Card Receivables 7.8%
Bank One Issuance Trust, "C3", Series 2002-C3, 3.76%, 8/15/2008	6,324,000	6,327,049
Capital One Master Trust, "A", Series 1999-3, 3.06%**, 9/15/2009	4,970,000	4,985,250
Citibank Credit Card Issuance Trust, "C1", Series 2000-C1, 7.45%, 9/15/2007	3,500,000	3,563,339
First USA Credit Card Master Trust:
"C", Series 1998-6, 144A, 6.16%, 4/18/2011	1,000,000	1,038,281
"C", Series 1998-2, 144A, 6.8%, 2/18/2011	3,790,000	4,002,596
Fleet Credit Card Master Trust II:
"A", Series 2001-A, 2.96%**, 8/15/2008	3,190,000	3,193,856
"B", Series 2001-B, 5.9%, 12/15/2008	9,000,000	9,209,104
Household Affinity Credit Card Master Note, "B", Series 2003-2, 2.51%, 2/15/2008	6,261,000	6,190,169
MBNA Credit Card Master Note Trust:
"A1", Series 2003-A1, 3.3%, 7/15/2010	4,345,000	4,226,601
"B1", Series 2002-B1, 5.15%, 7/15/2009	700,000	709,264
"C3", Series 2001-C3, 6.55%, 12/15/2008	4,500,000	4,639,303
MBNA Master Credit Card Trust, "A", Series 1998-G, 2.94%**, 2/17/2009	20,960,000	20,995,944
Pass-Through Amortizing Credit Card Trust, "A1FX", Series 2002-1A, 144A, 4.096%, 6/18/2012	457,956	458,861
Providian Gateway Master Trust:
"A", Series 2000-B, 144A, 3.09%**, 3/16/2009	20,960,000	20,987,684
"D", Series 2004-FA, 144A, 4.45%, 11/15/2011	1,530,000	1,498,922
		92,026,223
Home Equity Loans 3.6%
Ameriquest Mortgage Securities, Inc.:
"AF3", Series 2003-6, 4.258%, 8/25/2033	2,488,743	2,486,239
"A6", Series 2003-5, 4.541%, 4/25/2033	1,980,000	1,971,926
Equity One ABS, Inc.:
"AF6", Series 2004-1, 4.205%, 4/25/2034	4,660,000	4,525,088
"AF6", Series 2003-4, 4.833%, 11/25/2033	2,640,000	2,646,799
First Alliance Mortgage Loan Trust, "A1", Series 1999-4, 7.52%, 3/20/2031	582,589	581,503
GMAC Commercial Mortgage Securities, Inc., "A5", Series 2003-HE2, 4.09%, 4/25/2033	10,670,000	10,555,939
Residential Asset Mortgage Products, Inc.:
"AI2", Series 2004-RZ1, 2.34%, 7/25/2027	6,490,000	6,397,402
"A6", Series 2003-RZ3, 3.4%, 3/25/2033	2,640,000	2,484,949
"A5", Series 2003-RZ4, 4.66%, 2/25/2032	3,200,000	3,186,729
Residential Asset Securities Corp., "A16", Series 2003-KS10, 4.54%, 12/25/2033	3,700,000	3,691,720
Residential Funding Mortgage Securities I, "A2", Series 2004-HI1, 2.49%, 7/25/2013	4,360,000	4,321,838
		42,850,132
Manufactured Housing Receivables 1.1%
Green Tree Financial Corp., "A5", Series 1994-1, 7.65%, 4/15/2019	2,544,114	2,658,634
Lehman ABS Manufactured Housing Contracts, "A6", Series 2001-B, 6.467%, 8/15/2028	3,680,511	3,799,364
Vanderbilt Acquisition Loan Trust, "A3", Series 2002-1, 5.7%, 9/7/2023	6,300,000	6,398,376
		12,856,374
Miscellaneous 1.6%
Caterpillar Financial Asset Trust, "B", Series 2002-A, 4.03%, 5/26/2008	540,000	540,737
E-Trade RV and Marine Trust, "A3", Series 2004-1, 3.62%, 10/8/2018	6,484,000	6,357,195
SLM Student Loan Trust, "A1", Series 2005-2, 2.71%**, 4/25/2010	6,290,000	6,279,001
SSB RV Trust, "A5", Series 2001-1, 6.3%, 4/15/2016	5,000,000	5,141,377
		18,318,310
Utilities 0.7%
PG&E Energy Recovery Funding LLC, "A2", Series 2005-1, 3.87%, 6/25/2011	8,500,000	8,419,319
Total Asset Backed (Cost $241,792,787)		239,981,193

US Government Sponsored Agencies 0.5%
Federal Home Loan Bank, 2.875%, 9/15/2006	3,400,000	3,354,406
Federal National Mortgage Association, 2.5%, 6/15/2006	2,500,000	2,461,463
Total US Government Sponsored Agencies (Cost $5,886,631)		5,815,869

Commercial and Non-Agency Mortgage-Backed Securities 21.1%
Amresco Commercial Mortgage Funding, "B", Series 1997-C1, 7.24%, 6/17/2029	5,300,000	5,562,810
Bear Stearns Commercial Mortgage Securities, Inc.:
"X2", Series 2002-TOP8, 144A, Interest Only, 2.32%**, 8/15/2038 (d)	20,411,106	1,730,049
"A1", Series 2003-T12, 2.96%, 8/13/2039	10,078,776	9,730,071
"A1", Series 2004-PWR6, 3.688%, 11/11/2041	8,320,524	8,237,843
"A1", Series 2000-WF2, 7.11%, 10/15/2032	540,741	568,862
"A1", Series 2000-WF1, 7.64%, 2/15/2032	42,902	45,822
Chase Commercial Mortgage Securities Corp., "A2", Series 1998-1, 6.56%, 5/18/2030	2,829,384	2,982,896
Citigroup Commercial Mortgage Trust, "XP", Series 2004-C2, 144A, Interest Only, 1.19%**, 10/15/2041 (d)	196,406,932	9,370,221
Commercial Mortgage Acceptance Corp.:
"A2", Series 1998-C2, 6.03%, 9/15/2030	6,245,794	6,463,640
"A3", Series 1998-C2, 6.04%, 9/15/2030	20,000,000	20,865,200
Commercial Mortgage Asset Trust, "A1", Series 1999-C1, 6.25%, 1/17/2032	6,145,591	6,209,887
CS First Boston Mortgage Securities Corp.:
"A2", Series 2001-CF2, 5.935%, 2/15/2034	3,000,000	3,034,331
"A3", Series 2001-CF2, 6.238%, 2/15/2034	2,000,000	2,083,669
Deutsche Mortgage & Asset Receiving Corp., "A2", Series 1998-C1, 6.538%, 6/15/2031	5,158,815	5,394,926
DLJ Commercial Mortgage Corp., "A1B", Series 1998-CG1, 6.41%, 6/10/2031	14,961,197	15,728,404
First Union National Bank Commercial Mortgage, "A1", Series 1999-C4, 7.184%, 12/15/2031	296,396	307,887
First Union-Lehman Brothers Commercial Mortgage, "A3", Series 1997-C2, 6.65%, 11/18/2029	7,997,232	8,370,243
First Union-Lehman Brothers-Bank of America:
"A1", Series 1998-C2, 6.28%, 11/18/2035	31,723	31,708
"A2", Series 1998-C2, 6.56%, 11/18/2035	8,700,000	9,165,577
GMAC Commercial Mortgage Securities, Inc.:
"A1", Series 1998-C2, 6.15%, 5/15/2035	404,654	405,159
"A3", Series 1997-C1, 6.869%, 7/15/2029	8,336,615	8,724,308
Greenwich Capital Commercial Funding Corp., "XP", Series 2005-GG3, 144A, Interest Only, 0.98%**, 8/10/2042 (d)	260,000,000	10,106,980
JP Morgan Commercial Mortgage Finance Corp., "A3", Series 1997-C5, 7.088%, 9/15/2029	1,435,628	1,503,068
LB Commercial Conduit Mortgage Trust:
"A1", Series 1999-C1, 6.41%, 6/15/2031	1,505,484	1,540,646
"A3", Series 1998-C1, 6.48%, 2/18/2030	8,800,000	9,226,294
LB-UBS Commercial Conduit Mortgage Trust, "A1", Series 2000-C3, 7.95%, 5/15/2015	1,578,284	1,666,818
LB-UBS Commercial Mortgage Trust, "XCP", Series 2004-C8, 144A, Interest Only, 1.01%**, 12/15/2039 (d)	372,719,000	13,920,607
Merrill Lynch Mortgage Investors, Inc., "A3", Series 1996-C2, 6.96%, 11/21/2028	5,451,979	5,617,740
Morgan Stanley Capital I:
"A2", Series 2005-T17, 4.11%, 12/13/2041	2,000,000	1,977,874
"A2", Series 1998-HF2, 6.48%, 11/15/2030	9,500,000	10,011,837
"A2", Series 1998-WF2, 6.54%, 7/15/2030	7,455,000	7,854,060
"A2", Series 1998-WF1, 6.55%, 3/15/2030	12,386,819	12,982,510
"A2", Series 1999-CAM1, 6.76%, 3/15/2032	942,263	980,383
Nationslink Funding Corp., "A2", Series 1998-2, 6.476%, 8/20/2030	22,162,000	23,375,928
Nomura Asset Securities Corp., "A1B", Series 1998-D6, 6.59%, 3/15/2030	6,000,000	6,355,677
PNC Mortgage Acceptance Corp., "A1", Series 2000-C1, 7.52%, 7/15/2008	680,293	714,407
Prudential Securities Secured Financing Corp., "A1B", Series 1998-C1, 6.506%, 7/15/2008	8,800,000	9,256,035
Vanderbilt Mortgage Finance, "A3", Series 2002-A, 5.58%, 3/7/2018	930,000	938,216
Wachovia Bank Commercial Mortgage Trust, "XP", Series 2005-C17, 144A, Interest Only, 0.473%**, 3/15/2042 (d)	440,114,410	7,220,627
Total Commercial and Non-Agency Mortgage-Backed Securities (Cost $257,430,723)		250,263,220

Collateralized Mortgage Obligations 12.0%
Federal Home Loan Mortgage Corp.:
"CB", Series 2888, 4.0%, 1/15/2024	20,000,000	19,543,980
"GB", Series 2907, 4.0%, 4/15/2023	17,791,000	17,371,116
"HB", Series 2907, 4.0%, 7/15/2021	12,853,000	12,549,421
"BC", Series 2903, 4.5%, 1/15/2018	20,000,000	20,011,224
"AK", Series 2903, 5.0%, 6/15/2021	14,590,000	14,741,660
"AP", Series 2929, 5.0%, 1/15/2019	15,431,004	15,587,110
Federal National Mortgage Association:
"BC", Series 2005-14, 4.5%, 10/25/2017	16,700,000	16,653,803
"OA", Series 2005-14, 5.0%, 11/25/2019	10,293,659	10,382,862
"PA", Series 2005-14, 5.0%, 6/25/2020	14,916,000	15,040,241
Total Collateralized Mortgage Obligations (Cost $144,441,385)		141,881,417

US Government Backed 13.7%
US Treasury Bills:
2.31%*, 4/21/2005 (c)	9,425,000	9,412,905
2.016%*, 4/21/2005	32,700,000	32,663,748
US Treasury Note:
1.5%, 7/31/2005	8,660,000	8,620,086
1.5%, 3/31/2006	3,500,000	3,433,693
1.625%, 9/30/2005	13,600,000	13,501,182
1.875%, 1/31/2006	5,440,000	5,374,551
2.0%, 8/31/2005	28,730,000	28,608,788
2.5%, 9/30/2006	350,000	344,039
3.375%, 2/28/2007	15,900,000	15,783,851
3.37%, 2/15/2008	24,377,000	24,011,345
3.75%, 3/31/2007	19,600,000	19,582,392
6.5%, 8/15/2005	860,000	871,152
Total US Government Backed (Cost $162,652,590)		162,207,732
	Shares	Value ($)

Cash Equivalents 4.2%
Scudder Cash Management QP Trust, 2.69% (b) (Cost $49,154,939)	49,154,939	49,154,939
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $1,196,225,089) (a)	99.8	1,181,883,888
Other Assets and Liabilities, Net	0.2	2,001,055
Net Assets	100.0	1,183,884,943

* Annualized yield at time of purchase; not a coupon rate.

** Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of March 31, 2005.

(a) The cost for federal income tax purposes was $1,196,225,089. At March 31, 2005, net unrealized depreciation for all securities based on tax cost was $14,341,201. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $2,605,722 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $16,946,923.

(b) Scudder Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown for Scudder Cash Management QP Trust is the annualized seven-day yield at period end.

(c) At March 31, 2005, this security has been pledged to cover, in whole or in part, initial margin requirements for open futures contracts.

(d) Interest Only (IO) Bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to repayment risk on the pool of underlying mortgages.

144A: Security exempt from registration under 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

At March 31, 2005, open futures contracts sold were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Market Value ($)	Unrealized Appreciation (Depreciation) ($)
Australia 10 year Bond	6/15/2005	898	75,424,502	75,227,223	197,279
UK Treasury Bond	6/28/2005	476	98,211,731	98,992,198	(780,467)
Japan 10 year Bond	6/9/2005	21	26,983,689	27,302,154	(318,465)
US Treasury 10 year Note	6/21/2005	570	62,952,096	62,281,406	670,690
Total net unrealized appreciation on open futures contracts					(230,963)

At March 31, 2005, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Market Value ($)	Unrealized Appreciation (Depreciation) ($)
Canada 10 year Bond	6/21/2005	1,062	98,277,403	97,903,811	(373,592)
Germany 10 year Bond	6/8/2005	581	88,501,790	89,331,200	829,410
Total net unrealized appreciation on open futures contracts					455,818

The use of futures contracts involves elements of market risk and risks in excess of the amount recognized in the Statement of Assets and Liabilities. The "aggregate face value" presented above represents the Portfolio's total exposure in such contracts.

Financial Statements

Statement of Assets and Liabilities as of March 31, 2005 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $1,147,070,150)	$ 1,132,728,949
Investment in Scudder Cash Management QP Trust (cost $49,154,939)	49,154,939
Total investments in securities, at value (cost $1,196,225,089)	1,181,883,888
Cash	1,058,269
Foreign currency, at value (cost $137)	141
Receivable for investments sold	29,818,988
Deposits with brokers for open futures contracts	6,070,834
Interest receivable	8,035,391
Unrealized appreciation on forward currency exchange contracts	1,736,481
Other assets	14,205
Total assets	1,228,618,197
Liabilities
Payable for investments purchased	41,843,310
Net payable on closed forward foreign currency exchange contracts	555,153
Unrealized depreciation on forward foreign currency exchange contracts	1,876,660
Payable for variation margin on open future contracts	1,023
Accrued management fee	207,543
Other accrued expenses and payables	249,565
Total liabilities	44,733,254
Net assets, at value	$ 1,183,884,943

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended March 31, 2005 (Unaudited)
Investment Income
Income: Interest	$ 26,433,667
Interest — Scudder Cash Management QP Trust	1,725,750
Credit rate income	5,831,647
Mortgage dollar roll income	68,710
Dividends	22,202
Total Income	34,081,976
Expenses: Management fee	5,750,933
Wrapper fees	736,134
Auditing	13,937
Legal	92,191
Trustees' fees and expenses	34,666
Administrator service fee	415,939
Other	74,736
Total expenses, before expense reductions	7,118,536
Expense reductions	(2,040,850)
Total expenses, after expense reductions	5,077,686
Net investment income	29,004,290
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	16,218,117
Affiliated investment companies	19,110,838
Futures	871,543
Foreign currency related transactions	13,719,025
49,919,523
Net unrealized appreciation (depreciation) during the period on: Investments	(50,008,731)
Futures	(16,593,477)
Foreign currency related transactions	(4,217,170)
Wrapper Agreements	67,264,399
(3,554,979)
Net gain (loss) on investments	46,364,544
Net increase (decrease) in net assets resulting from operations	$ 75,368,834

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended March 31, 2005 (Unaudited)	Year Ended September 30, 2004
Operations: Net investment income	$ 29,004,290	$ 113,682,375
Net realized gain (loss) on investment transactions	49,919,523	26,358,614
Net unrealized appreciation (depreciation) during the period on investments, futures and foreign currency related transactions	(70,819,378)	(23,040,235)
Net unrealized appreciation (depreciation) during the period on Wrapper Agreements	67,264,399	(5,338,738)
Net increase (decrease) in net assets resulting from operations	75,368,834	111,662,016
Capital transactions in shares of beneficial interest: Proceeds from capital invested	148,914,791	388,962,660
Value of capital withdrawn	(1,814,814,510)	(180,224,202)
Net increase (decrease) in net assets from capital transactions in shares of beneficial interest	(1,665,899,719)	208,738,458
Increase (decrease) in net assets	(1,590,530,885)	320,400,474
Net assets at beginning of period	2,774,415,828	2,454,015,354
Net assets at end of period	$ 1,183,884,943	$ 2,774,415,828

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended September 30,	2005[a,b]	2004	2003	2002	2001	2000
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,184	2,774	2,454	1,011	227	201
Ratio of expenses before expense reductions (%)	.86*	.89	.88	.93	1.01	.99
Ratio of expenses after expense reductions (%)	.61*	.80	.80	.80	.80	.35
Ratio of net investment income (%)	3.49*	4.32	4.31	5.21	6.37	7.33
Portfolio turnover rate (%)	189**	120	244	62	13	—[c]
Total Investment Return (%)[d,e]	3.65**	4.32	4.33	5.53	6.58	7.30

[a] For the six months ended March 31, 2005 (Unaudited).

[b] Effective November 17, 2004, the Portfolio converted from a stable value fund to a short-term bond fund. The return for the Portfolio includes the effect of the conversion and in the absence of the conversion the return would have been lower.

[c] Less than 1%.

[d] Total investment return would have been lower had certain expenses not been reduced.

[e] Total investment return for the Portfolio was derived from the performance of Investment Class shares of PreservationPlus Income Fund.

* Annualized

** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

PreservationPlus Income Portfolio (the "Portfolio") is a diversified series of Scudder Investment Portfolios (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a New York business trust.

Effective November 17, 2004, the Board of Trustees of PreservationPlus Income Portfolio elected to change the Portfolio from a stable value fund to a short-term bond fund. The most significant change was the elimination of the Portfolio's insurance Wrapper Agreements, which resulted in the fluctuation of the Portfolio's price or net asset value ("NAV") after November 16, 2004.

The Portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Portfolio in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Portfolio. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

During the period from October 1, 2004 through November 16, 2004, Wrapper Agreements generally were equal to the difference between the Book Value of the Wrapper Agreements and Market Value (plus accrued interest on the underlying securities) of the covered assets and were either reflected as an asset or a liability of the Portfolio. The Portfolio's Board of Trustees, in performing its fair value determination of the Portfolio's Wrapper Agreements, considered the creditworthiness and the ability of Wrapper Providers to pay amounts that were due under the Wrapper Agreements.

Foreign Currency Translations. The books and records of the Portfolio are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Portfolio may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Portfolio is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Portfolio dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When entering into a closing transaction, the Portfolio will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Portfolio's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Portfolio gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Portfolio may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Portfolio gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

When-Issued/Delayed Delivery Securities. The Portfolio may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Portfolio enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Portfolio until payment takes place. At the time the Portfolio enters into this type of transaction, it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Mortgage Dollar Rolls. The Portfolio may enter into mortgage dollar rolls in which the Portfolio sells to a bank or banker/dealer (the "counterparty") mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The counterparty receives all principal and interest payments including prepayments made on the security while it is the holder. The Portfolio receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a lower price for the security upon its repurchase or, alternatively, a fee. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Portfolio is able to repurchase them.

Federal Income Taxes. The Portfolio is considered a partnership under the Internal Revenue Code. Therefore, no federal income tax provision is required.

Contingencies. In the normal course of business, the Portfolio may enter into contracts with service providers that contain general indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. Prior to November 17, 2004, the credit rate income was accrued daily and represented the difference between actual interest earned on covered assets under the Portfolio's Wrapper Agreements and the product of the Book Value of the Wrapper Agreements multiplied by the credit rate as determined pursuant to the Wrapper Agreements.

The Portfolio makes a daily allocation of its net investment income and realized and unrealized gains and losses from securities and foreign currency transactions to its investors in proportion to their investment in the Portfolio.

B. Purchases and Sales of Securities

During the six months ended March 31, 2005, purchases and sales of investment securities (excluding short-term instruments, US Treasury obligations and mortgage dollar roll transactions) aggregated $894,774,768 and $1,442,174,604, respectively. Purchases and sales of US Treasury obligations aggregated $1,146,402,783 and $1,195,950,017, respectively. Purchases and sales of mortgage dollar roll transactions aggregated $79,110,376 and $79,421,766, respectively.

C. Related Parties

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor") is the Advisor for the Portfolio and Investment Company Capital Corp. ("ICCC" or the "Administrator") is the Administrator for the Portfolio, both wholly owned subsidiaries of Deutsche Bank AG.

Investment Advisory Agreement. Under the Investment Advisory Agreement, the Advisor directs the investments of the Portfolio in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Portfolio. The advisory fee payable under the Investment Advisory Agreement is equal to an annual rate of 0.70% of the Portfolio's average daily net assets, computed and accrued daily and payable monthly. These fees were reduced to 0.10% on assets invested in Scudder High Income Plus Fund.

For the period October 1, 2004 through November 16, 2004, the Advisor and Administrator maintained the annualized expenses of the Portfolio including the annual premiums on Wrapper Agreements at not more than 0.80% of the Portfolio's average daily net assets. In addition, for the period from November 17, 2004 through February 1, 2006, the Advisor and Administrator have agreed to maintain the annualized expenses of the Portfolio at no more than 0.48% of the Portfolio's average daily net assets. The amount of the waiver and whether the Advisor and Administrator waive their fees may vary at any time without notice to the shareholders.

Accordingly, for the six months ended March 31, 2005, the Advisor did not impose a portion of its advisory fee pursuant to the Investment Advisory Agreement aggregating $2,030,249 and the amount imposed aggregated $3,720,684, which was equivalent to an annualized effective rate of 0.45% of the Portfolio's average daily net assets.

Administrator Service Fee. ICCC serves as Administrator and receives a fee (the "Administrator Service Fee") of 0.05% of the Portfolio's average daily net assets, computed and accrued daily and payable monthly. For the six months ended March 31, 2005, the Administrator Service Fee was $415,939, of which $136,960 is unpaid at March 31, 2005.

Other. Prior to October 27, 2004, to gain exposure to high yield debt securities, the Portfolio invested in the Scudder High Income Plus Fund, an affiliated mutual fund. The Portfolio reduced its advisory fee to 0.10% of its average daily net assets with respect to its assets invested in the Scudder High Income Plus Fund. There were no distributions from Scudder High Income Plus Fund to the Portfolio for the six months ended March 31, 2005.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust'') and other affiliated funds managed by the Scudder Investments, Inc. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregate annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each Fund in the Fund Complex for which he or she serves. In addition, the Chairman of the Fund Complex's Audit Committee receives an annual fee for his services.

Insurance Brokerage Commissions. The Portfolio paid insurance premiums to an unaffiliated insurance broker in 2002 and 2003. This broker in turn paid a portion of its commissions to an affiliate of the Advisor, which performed certain insurance brokerage services for the broker. The Advisor has reimbursed the Portfolio for the portion of commissions (plus interest) paid to the affiliate of the Advisor attributable to the premiums paid by the Portfolio. The amounts for 2002 and 2003 were $569 and $1,415, respectively.

D. Forward Foreign Currency Commitments

As of March 31, 2005, the Portfolio had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Net Unrealized Appreciation
AUD	17,008,000	USD	13,442,103	5/4/2005	310,930
CHF	11,134,000	USD	9,480,989	5/4/2005	169,840
EUR	8,108,000	USD	10,621,885	5/4/2005	110,609
GBP	874,000	USD	1,666,735	5/4/2005	15,448
JPY	1,636,852,000	USD	15,343,446	5/4/2005	373,457
NZD	1,424,000	USD	1,055,312	5/4/2005	42,514
USD	267,962	EUR	207,000	5/4/2005	395
USD	23,008,224	CAD	27,978,000	5/27/2005	124,385
USD	57,718,118	AUD	75,019,000	5/28/2005	92,636
USD	117,668,617	GBP	62,623,000	5/28/2005	496,267
Total unrealized appreciation					$ 1,736,481
Contracts to Deliver		In Exchange For		Settlement Date	Net Unrealized Depreciation
CAD	8,379,000	USD	6,820,513	5/1/2005	(157,600)
CAD	27,978,000	USD	23,003,589	5/1/2005	(124,628)
USD	30,113,556	CAD	36,357,000	5/1/2005	(58,778)
JPY	481,882,000	USD	4,633,481	5/4/2005	(138,084)
NZD	3,696,000	USD	2,687,731	5/4/2005	(59,007)
USD	13,453,328	AUD	17,008,000	5/4/2005	(322,155)
USD	9,304,463	CHF	11,134,000	5/4/2005	(9,568)
USD	10,555,894	EUR	7,901,000	5/4/2005	(312,974)
USD	1,677,014	GBP	874,000	5/4/2005	(25,727)
USD	20,248,517	JPY	2,118,734,000	5/4/2005	(483,111)
USD	3,704,576	NZD	5,120,000	5/4/2005	(63,053)
CHF	58,215,000	USD	48,715,481	5/28/2005	(36,935)
EUR	31,593,000	USD	40,916,726	5/28/2005	(61,065)
JPY	954,153,000	USD	8,908,992	5/28/2005	(10,129)
NZD	19,195,000	USD	13,602,153	5/28/2005	(13,846)
Total unrealized depreciation					$ (1,876,660)
Currency Abbreviations
AUD	Australian Dollar	GBP	British Pound
CAD	Canadian Dollar	JPY	Japanese Yen
CHF	Swiss Franc	NZD	New Zealand Dollar
EUR	Euro	USD	United States Dollars

E. Expense Reductions

For the six months ended March 31, 2005, the Advisor agreed to reimburse the Portfolio $10,601, which represents a portion of the fee savings expected to be realized by the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

F. Line of Credit

The Portfolio and several other affiliated funds (the "Participants") share in a $1.25 billion revolving credit facility administered by JP Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Portfolio may borrow up to a maximum of 33 percent of its net assets under the agreement.

G. Wrapper Agreements

The Board of Trustees of PreservationPlus Income Portfolio elected to change the Portfolio from a stable value portfolio to a short-term bond portfolio effective November 17, 2004. The most significant change was the elimination of the Portfolio's insurance Wrapper Agreements, which resulted in the fluctuation of the Portfolio's net assets after November 16, 2004. At November 16, 2004, the Wrapper Agreements had a fair value of ($58,561,356), which the Portfolio reflected as a payable to the wrapper providers. No payments were made to the wrapper providers in connection with the termination of the agreements.

Prior to November 16, 2004, the Portfolio entered into Wrapper Agreements with insurance companies, banks or other financial institutions that were designed to protect the Portfolio from investment losses and, under most circumstances, permit the Fund to maintain a constant NAV per share. Since there was no market for Wrapper Agreements, they were considered illiquid.

A Wrapper Agreement obligated the wrapper provider to maintain the "Book Value" of the securities covered by the Wrapper Agreement (the "covered assets") up to specified amounts, under certain circumstances. Book Value of the covered assets was generally deposits, plus interest accrued at a crediting rate established under the Wrapper Agreement, less any adjustments for withdrawals or for defaulted or impaired securities (as specified in the Wrapper Agreement). In general, if the Book Value of the Wrapper Agreement exceeded the market value of the covered assets (including accrued interest), the Wrapper Provider became obligated to pay the difference to the Portfolio in the event of shareholder redemptions. On the other hand, if the Book Value of the Wrapper Agreement was less than the market value of the covered assets (including accrued interest), the Portfolio became obligated to pay the difference to the Wrapper Provider in the event of shareholder redemptions. The circumstances under which payments were made and the timing of payments between the Portfolio and the Wrapper Providers may have varied based on the terms of the Wrapper Agreements.

H. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation, or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

I. Name Change

Effective June 1, 2005, PreservationPlus Income Portfolio will change its name to Scudder Limited-Duration Plus Portfolio. This name change was made in accordance with the regulatory requirements that require a portfolio's name to reflect its investment strategy.

Account Management Resources

For shareholders of Classes A and C and Investment Class

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class C	Investment Class
Nasdaq Symbol	PPIAX	PPLCX	DBPIX
CUSIP Number	81111R 742	81111R 734	81111R 759
Fund Number	418	718	822
Privacy Statement

This privacy statement is issued by Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Scudder Distributors, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

Scudder Investments
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

September 2004

Notes

ITEM 2.         CODE OF ETHICS.

                Not applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                Not applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                Not applicable.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 8.         PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 9.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

                Not Applicable.

ITEM 10.        SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Nominating and Governance Committee evaluates and nominates Board member candidates. Fund shareholders may also submit nominees that will be considered by the Committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Fund, One South Street, Baltimore, MD
21202.

ITEM 11.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.        EXHIBITS.

(a)(1)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder PreservationPlus Income Fund

By:                                 /s/ Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               June 16, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                          Scudder PreservationPlus Income Fund

By:                                 /s/ Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               June 16, 2005

By:                                 /s/ Paul Schubert
                                    ---------------------------
                                    Paul Schubert
                                    Chief Financial Officer

Date:                               June 16, 2005